AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                            PROCARE INDUSTRIES, LTD.,

                          FASTPOINT ACQUISITION CORP.,

                                ROBERT W. MARSIK,

                                       AND

                         FASTPOINT COMMUNICATIONS, INC.






                           Dated as of August 8, 2000

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I THE MERGER  1
         Section 1.1  Merger and Surviving Corporation......................1
         Section 1.2  Effective Time of the Merger..........................1
ARTICLE II THE SURVIVING CORPORATION........................................2
         Section 2.1  Certificate of Incorporation..........................2
         Section 2.2  By-laws...............................................2
         Section 2.3  Directors.............................................2
         Section 2.4  Officers..............................................2
         Section 2.5  Directors of Parent...................................2
ARTICLE III CONVERSION OF SHARES............................................2
         Section 3.1  Conversion of Company Common Stock....................2
         Section 3.2  Conversion of Company Preferred Stock.................3
         Section 3.3  Assumption of Options.................................3
         Section 3.4  Assumption of Warrants................................3
         Section 3.5  Conversion of Subsidiary Shares.......................4
         Section 3.6  Exchange of Certificates..............................4
         Section 3.7  No Fractional Securities..............................5
         Section 3.8  Closing...............................................6
         Section 3.9  Closing of the Company's Transfer Books...............6
         Section 3.10 Adjustments to Exchange Number........................6
         Section 3.11 Dissenting Shares.....................................6
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MARSIK..............8
         Section 4.1  Organization and Qualification........................8
         Section 4.2  Capitalization........................................8
         Section 4.3  Subsidiaries..........................................9
         Section 4.4  Authority; Non-Contravention; Approvals...............9
         Section 4.5  Reports and Financial Statements.....................10
         Section 4.6  Absence of Undisclosed Liabilities...................10
         Section 4.7  No Operations........................................11
         Section 4.8  Litigation...........................................11
         Section 4.9  No Violation of Law..................................11
         Section 4.10 Compliance with Agreements...........................11
         Section 4.11 Taxes................................................11
         Section 4.12 Employees; Employee Benefit Plans....................12
         Section 4.13 Contracts............................................12
         Section 4.14 Ultimate Parent......................................12
         Section 4.15 Name.................................................12
         Section 4.16 Brokers and Finders..................................13
         Section 4.17 Company Stock........................................13
         Section 4.18 Representations Complete.............................13
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................13
         Section 5.1  Organization and Qualification.......................13
         Section 5.2  Capitalization.......................................14
         Section 5.3  Subsidiaries.........................................14
         Section 5.4  Authority; Non-Contravention; Approvals..............14
         Section 5.5  Financial Statements.................................15
         Section 5.6  Absence of Certain Changes or Events.................16
         Section 5.7  Litigation...........................................16
         Section 5.8  No Violation of Law..................................16
         Section 5.9  Compliance with Agreements...........................17
         Section 5.10 Taxes................................................17
         Section 5.11 Employee Benefit Plans...............................17
         Section 5.12 Brokers and Finders..................................17
         Section 5.13 Representations Complete.............................18
ARTICLE VI CONDUCT OF BUSINESS PENDING THE MERGER..........................18
         Section 6.1  Conduct of Business by the Company Pending
                         the Merger........................................18
         Section 6.2  Conduct of Business by Parent and Merger
                         Subsidiary Pending the Merger.....................18
         Section 6.3  Control of the Company's Operations..................19
         Section 6.4  Control of Parent's Operations.......................19

ARTICLE VII ADDITIONAL AGREEMENTS..........................................19
         Section 7.1  Access to Information................................19
         Section 7.2  Fairness Hearing.....................................20
         Section 7.3  Consent Solicitation Statement.......................21
         Section 7.4  Shareholder Approval.................................21
         Section 7.5  Intentionally Omitted................................21
         Section 7.6  Listing of Shares....................................21
         Section 7.7  Name Change..........................................21
         Section 7.8  Expenses and Fees....................................21
         Section 7.9  Agreement to Cooperate...............................22
         Section 7.10 Public Statements....................................22
         Section 7.11 Marsik's Shares......................................22
ARTICLE VIII CONDITIONS....................................................23
         Section 8.1  Conditions to Each Party's Obligation
                        to Effect the Merger...............................23
         Section 8.2  Conditions to Obligation of the Company to
                        Effect the Merger..................................23
         Section 8.3  Conditions to Obligations of Parent and
                        Merger Subsidiary to Effect the Merger.............25
ARTICLE IX TERMINATION, AMENDMENT AND WAIVER...............................26
         Section 9.1  Termination..........................................26
         Section 9.2  Effect of Termination................................27
ARTICLE X INDEMNIFICATION..................................................27
         Section 10.1 Survival.............................................27
         Section 10.2 Indemnity............................................28
         Section 10.3 Notice of Asserted Liability.........................28
         Section 10.4 Opportunity to Defend................................28
         Section 10.5 Contribution.........................................29
ARTICLE XI GENERAL PROVISIONS..............................................29
         Section 11.1 Notices..............................................29
         Section 11.2 Entire Agreement.....................................30
         Section 11.3 Waiver...............................................30
         Section 11.4 Interpretation.......................................30
         Section 11.5 Severability.........................................31
         Section 11.6 Governing Law........................................31
         Section 11.7 Counterparts.........................................32

List of Schedules
5.4(b)   -        Conflicts
5.5      -        Liabilities
5.6      -        Litigation
5.9               Non-Compliance
5.11     -        Employee Benefit Plans

List of Exhibits
A        -        Escrow Agreement
B        -        Opinion of Counsel to Parent
C        -        Opinion of Counsel to the Company
D        -        Form of Warrant

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of August 8, 2000, by and among ProCare Industries, Ltd., a Colorado corporation ("Parent"), FastPoint Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"), Robert W. Marsik ("Marsik") and FastPoint Communications, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, Parent is a publicly-traded corporation;

     WHEREAS, Marsik is a director, executive officer and principal shareholder of Parent;

     WHEREAS, the Board of Directors of Parent, Merger Subsidiary and the Company have approved the merger of Merger Subsidiary with and into the Company on the terms and subject to the conditions set forth in this Agreement (the "Merger"); and

     WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1 Merger and Surviving Corporation. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Merger Subsidiary shall be merged with and into the Company and the separate existence of Merger Subsidiary shall thereupon cease. The Company shall be the surviving corporation in the Merger and is hereinafter sometimes referred to as the "Surviving Corporation."

     Section 1.2 Effective Time of the Merger. The Merger shall become effective at such time (the "Effective Time") as a certificate of merger for the Merger shall be duly filed with the Secretary of State of the State of Delaware (the "Merger Filing"). The Merger Filing shall be made simultaneously with or as soon as practicable after the closing of the transactions contemplated by this Agreement in accordance with Section 3.8. The parties acknowledge that it is their mutual desire and intent to consummate the Merger as soon as practicable after the date hereof, but not later than September 15, 2000. Accordingly, the parties shall use all reasonable efforts to satisfy or cause to be satisfied the conditions set forth in Article VIII.

                                   ARTICLE II

                           THE SURVIVING CORPORATION

     Section 2.1 Certificate of Incorporation. The Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time, and thereafter may be amended in accordance with its terms and as provided in the DGCL.

     Section 2.2 By-laws. The By-laws of the Company as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation after the Effective Time, and thereafter may be amended in accordance with their terms and as provided by the Certificate of Incorporation of the Surviving Corporation and the DGCL.

     Section 2.3 Directors. The directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Corporation after the Effective Time, and such directors shall serve in accordance with the By-laws of the Surviving Corporation until their respective successors are duly elected and qualified.

     Section 2.4 Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation after the Effective Time, and such officers shall serve in accordance with the By-laws of the Surviving Corporation until their respective successors are duly appointed and qualified.

     Section 2.5 Directors of Parent. The Board of Directors of Parent shall prior to the Effective Time take such actions as shall be necessary so that the persons serving as the directors of the Company immediately prior to the Effective Time shall be the sole directors of Parent immediately after the Effective Time, which directors shall serve in accordance with the By-laws of Parent until their respective successors are duly elected and qualified.

                                  ARTICLE III

                              CONVERSION OF SHARES

     Section 3.1 Conversion of Company Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each issued and outstanding share of Company Common Stock (as defined in Section 5.2(a)), shall, subject to Sections 3.6, 3.7 and 3.11, be converted into the right to receive 1.6 shares of Parent Common Stock (as defined in Section 4.2(a)) (the "Exchange Number").

     Section 3.2 Conversion of Company Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each issued and outstanding share of Company Preferred Stock (as defined in Section 5.2(a)), shall, subject to Sections 3.6,
3.7 and 3.11, be converted into the right to receive 1.77 shares of Parent Common Stock.

     Section 3.3 Assumption of Options. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each outstanding option to purchase shares of Company Common Stock (a "Company Option"), whether or not then exercisable, will be deemed an option to purchase shares of Parent Common Stock. Each Company Option will continue to have, and be subject to, the same terms and conditions set forth in the stock option or other agreement pursuant to which it was granted, except that (i) each Company Option will be exercisable (subject to any applicable vesting provisions) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Option immediately prior to the Effective Time (without regard to the vesting provisions) multiplied by the Exchange Number, rounded down to the nearest whole number of shares of Parent Common Stock, (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such Company Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Exchange Number, rounded up to the nearest whole cent; and (iii) continuous employment with Company shall be credited to the optionee for purposes of determining the vesting of all Company Options after the Effective Time.

     Section 3.4 Assumption of Warrants. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each outstanding warrant to purchase shares of Company Common Stock (a "Company Warrant"), whether or not then exercisable, will be deemed a warrant to purchase Shares of Parent Common Stock. Each Company Warrant will continue to have, and be subject to, the same terms and conditions set forth in such Company Warrant, except that (i) each Company Warrant will be exercisable (subject to any applicable vesting provisions) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Warrant immediately prior to the Effective Time (without regard to the vesting provisions) multiplied by the Exchange Number, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such Company Warrant will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Warrant was exercisable immediately prior to the Effective Time by the Exchange Number, rounded up to the nearest whole cent.

     Section 3.5 Conversion of Subsidiary Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, each issued and outstanding share of common stock, $.01 par value, of Merger Subsidiary shall be converted into one share of common stock, $.01 par value, of the Surviving Corporation.

     Section 3.6 Exchange of Certificates.

          (a) From and after the Effective Time, each holder of an outstanding certificate which immediately prior to the Effective Time represented shares of Company Common Stock or Company Preferred Stock (shares of Company Common Stock and Company Preferred Stock are hereinafter sometimes referred to as "Company Capital Stock") shall be entitled to receive in exchange therefor, upon surrender thereof to an exchange agent reasonably satisfactory to Parent and the Company (the "Exchange Agent"), a
     certificate or certificates representing the number of whole shares of Parent Common Stock to which such holder is entitled pursuant to Section
     3.1 or 3.2. Notwithstanding any other provision of this Agreement, (i) until the holder of a certificate representing shares of Company Capital Stock has surrendered the certificate for exchange as provided herein, no dividends shall be paid with respect to any shares represented by such certificate and no payment for fractional shares shall be made thereon and
     (ii) without regard to when such certificate is surrendered for exchange as provided herein, no interest shall be paid on any dividends or any payment for fractional shares. Upon surrender of a certificate which immediately prior to the Effective Time represented shares of Company Capital Stock, there shall be paid to the holder of such certificate the amount of any dividends which theretofore became payable, but which were not paid by reason of the foregoing, with respect to the number of whole shares of Parent Capital Stock represented by the certificate issued upon such surrender.

          (b) If any certificate for shares of Parent Capital Stock is to be issued in a name other than that in which the certificate for shares of Company Capital Stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay any applicable transfer or other taxes required by reason of such issuance.

          (c) Promptly after the Effective Time, Parent shall make available to the Exchange Agent the certificates representing shares of Parent Common Stock required to effect the exchanges referred to in paragraph (a) above and cash for payment of any fractional shares referred to in Section 3.7.

          (d)  Promptly  after the  Effective  Time,  Parent  shall  direct  the
     Exchange Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Capital Stock (the "Company Certificates")
     (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon actual delivery of the Company Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of Company Certificates for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall reasonably require, the holder of such Company Certificates shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock into which the shares of Company Capital Stock theretofore represented by the Company Certificates so surrendered shall have been converted pursuant to the provisions of Section
     3.1 or 3.2 as applicable, and the Company Certificates so surrendered shall be canceled. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Company Capital Stock for any shares of Parent Common Stock or dividends or distributions thereon delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (e) Promptly following the date which is nine months after the Effective Time, the Exchange Agent shall deliver to Parent all cash, certificates (including any Parent Common Stock) and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Company Certificate may surrender such Company Certificate to Parent and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor Parent Common Stock, without any interest thereon.

          (f) In the event any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Certificate to be lost, stolen or destroyed, Parent shall cause to be issued in exchange for such lost, stolen or destroyed Company Certificate shares of Parent Common Stock deliverable in respect thereof determined in accordance with this Article III. When authorizing such payment in exchange therefor, the Board of Directors of Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Company Certificate to give Parent such indemnity as it may reasonably direct as protection against any claim that may be made against Parent with respect to the Company Certificate alleged to have been lost, stolen or destroyed.

     Section 3.7 No Fractional Securities. Notwithstanding any other provision of this Agreement, no certificates or scrip for fractional shares of Parent Common Stock shall be issued in the Merger and no Parent Common Stock dividend, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any other rights of a security holder. In lieu of any such fractional shares, each holder of Company Capital Stock who would otherwise have been entitled to receive (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by the holder) a fraction of a share of Parent Common Stock upon surrender of Company Certificates for exchange shall be entitled to receive from the Exchange Agent a cash payment equal to such fraction multiplied by the average closing price per share of Parent Common Stock as reported on the NASD OTC Electronic Bulletin Board during the 10 trading days immediately preceding the Effective Time.

     Section 3.8 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at Sheppard, Mullin, Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California 90071 on the fifth business day immediately following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived, or at such other time and place as Parent and the Company shall agree (the date on which the Closing occurs is referred to in this Agreement as the "Closing Date"), but not later than September 15, 2000.

     Section 3.9 Closing of the Company's Transfer Books. At and after the Effective Time, holders of Company Certificates shall cease to have any rights as shareholders of the Company, except for the right to receive shares of Parent Common Stock pursuant to Section 3.1 or 3.2, as applicable and the right to receive cash for payment of fractional shares pursuant to Section 3.7. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Capital Stock which were outstanding immediately prior to the Effective Time shall thereafter be made. If, after the Effective Time, subject to the terms and conditions of this Agreement, Company Certificates formerly representing Company Capital Stock are presented to Parent, they shall be canceled and exchanged for Parent Common Stock in accordance with Section 3.1.

     Section 3.10 Adjustments to Exchange Number. The Exchange Number shall be adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization or any other like change with respect to Parent Common Stock or Company Common Stock occurring after the date hereof and prior to the Effective Time. References to the Exchange Number elsewhere in this Agreement shall be deemed to refer to the Exchange Number as it may have been adjusted pursuant to this Section 3.10.

     Section 3.11 Dissenting Shares. Shares of Company Capital Stock held by any holder entitled to and seeking relief as a dissenting shareholder under the DGCL or under the California General Corporation Law (the "CGCL") ("Company Dissenting Shares") shall not be converted into the right to receive Parent Common Stock but shall be converted into such consideration as may be due with respect to such shares pursuant to the applicable provisions of the DGCL and the CGCL, unless and until the right of such holder to receive fair value for such Company Dissenting Shares terminates in accordance with the DGCL and the CGCL. If such right is terminated otherwise than by the purchase of such shares by Parent, then such shares shall cease to be Company Dissenting Shares and shall be converted into and represent the right to receive Parent Common Stock as provided in Section 3.1 or 3.2 as applicable.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                              OF PARENT AND MARSIK

     Parent and Marsik, jointly and severally, represent and warrant to the Company that:

     Section 4.1 Organization and Qualification. Each of Parent and Merger Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Parent and Merger Subsidiary is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of each of Parent's and Merger Subsidiary's Certificates of Incorporation and By-laws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to the Company.

     Section 4.2 Capitalization.

          (a) The authorized capital stock of Parent consists of 100,000,000 shares of common stock, no par value ("Parent Common Stock"), of which 1,785,559 shares are issued and outstanding, and 5,000,000 shares of preferred stock, $1.00 par value, none of which are issued or outstanding. All of the issued and outstanding shares of Parent Common Stock are validly issued and are fully paid, nonassessable and free of preemptive rights.

          (b) The Parent Common Stock is quoted on the NASD OTC Electronic Bulletin Board. Since qualifying for trading on the NASD OTC Electronic
     Bulletin Board, trading of the Parent Common Stock thereon has not been suspended, nor is there any basis for suspension of such trading.

          (c) The authorized capital stock of Merger Subsidiary consists of 1,000 shares of common stock, $.001 par value, of which 100 shares are issued and outstanding, all of which shares are owned beneficially and of record by Parent.

          (d) Except for Parent's obligations hereunder or described in Parent's Form 10-KSB for the year ended December 31, 1999, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating Parent or Merger Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Parent or obligating Parent or Merger Subsidiary to grant, extend or enter into any such agreement or commitment, nor does any person, with the exception of Arlington Capital, LLC, have the right to require Parent to register for sale under the Securities Act of 1933, as amended, any securities of Parent. There are no voting trusts, proxies or other agreements or understandings to which Parent or Merger Subsidiary is a party or is bound with respect to the voting of any shares of capital stock of Parent.

          (e) The shares of Parent Common Stock to be issued in connection with the Merger will be at the time of issuance duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

     Section 4.3 Subsidiaries. Other than Merger Subsidiary, Parent has no direct or indirect subsidiaries. As used in this Agreement, the term
"subsidiary" means, when used with reference to any person or entity, any corporation, partnership, joint venture or other entity of which such person or entity (either acting alone or together, with its other subsidiaries) owns, directly or indirectly, 50% or more of the stock or other voting interests, the holders of which are entitled to vote for the election of a majority of the board of directors or any similar governing body of such corporation, partnership, joint venture or other entity.

     Section 4.4 Authority; Non-Contravention; Approvals.

          (a) Parent and Merger Subsidiary each has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been approved by the Boards of Directors of Parent and Merger Subsidiary (and by Parent, as the sole shareholder of Merger Subsidiary), and no other corporate proceedings on the part of Parent or Merger Subsidiary are necessary to authorize the execution and delivery of this Agreement or the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby. Without limiting the foregoing, neither the execution and delivery of this Agreement by Parent or Merger Subsidiary, nor the consummation by either of the transactions contemplated hereby, require the approval of any shareholders of Parent. This Agreement has been duly executed and delivered by each of Parent, Merger Subsidiary and Marsik, and, assuming the due authorization, execution and delivery hereof by the Company, constitutes a valid and legally binding agreement of each of Parent, Merger Subsidiary and Marsik, enforceable against each of them in accordance with its terms.

          (b) The execution and delivery of this Agreement by each of Parent and Merger Subsidiary do not violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Parent or Merger Subsidiary under any of the terms, conditions or provisions of (i) the respective charters or by-laws of Parent or Merger Subsidiary, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Parent or Merger
     Subsidiary or any of their respective properties or assets or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Parent or Merger Subsidiary is now a party or by which Parent or Merger Subsidiary or any of their respective properties or assets may be bound or affected. The consummation by Parent and Merger Subsidiary of the transactions contemplated hereby will not result in any violation, conflict, breach, termination, acceleration or creation of liens under any of the terms, conditions or provisions described in clauses (i) through
     (iii) of the preceding sentence.

          (c) Except for the filings expressly contemplated by this Agreement to be made by Parent or Merger Subsidiary, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Parent or Merger Subsidiary or the consummation by Parent or Merger Subsidiary of the transactions contemplated hereby.

     Section 4.5 Reports and Financial Statements. Since December 7, 1998, Parent has filed on a timely basis with the Securities and Exchange Commission (the "SEC") all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder, all of which, as amended if applicable (collectively, the "Parent SEC Reports"), and has complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. Parent is not subject to any Liability (as defined in Section 4.6) for its failure to comply prior to December 7, 1998 with the filings described in the preceding sentence. As of their respective dates, the Parent SEC Reports did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of Parent included in the Parent SEC Reports (collectively, the "Parent Financial Statements") were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly presented the financial position of Parent as of the dates thereof and the results of its operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein. None of the information that will be supplied by Parent for inclusion in the documentation contemplated by Sections 7.2 and 7.3 will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 4.6 Absence of Undisclosed Liabilities. Neither Parent nor Merger Subsidiary has any liabilities, guarantees, or other obligations (whether absolute, accrued, contingent or otherwise) of any nature (individually, a "Liability," and collectively "Liabilities"), other than Liabilities that will be paid on or prior to the Effective Time.

     Section 4.7 No Operations. Since January 1, 1991, Parent has not engaged in any business operations. Merger Subsidiary has never engaged in any business operations.

     Section 4.8 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or Merger Subsidiary, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator. Neither Parent nor Merger Subsidiary is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator.

     Section 4.9 No Violation of Law. Neither Parent nor Merger Subsidiary is in violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority. No investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, with respect to Parent or Merger Subsidiary. Parent and Merger Subsidiary have all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted (collectively, the "Parent Permits").

     Section 4.10 Compliance with Agreements. Neither Parent nor Merger Subsidiary is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under (a) the respective charters, by-laws or other similar organizational instruments of Parent or Merger Subsidiary or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which Parent or Merger Subsidiary is a party or by which any of them is bound or to which any of their property is subject.

     Section 4.11 Taxes. Parent and Merger Subsidiary have (i) duly filed with the appropriate governmental authorities all Tax Returns (as defined in Section 4.11(c)) required to be filed by them for all periods ending on or prior to the Effective Time, and such Tax Returns are true, correct and complete in all respects and (ii) duly paid in full or made adequate provision for the payment of all Taxes (as defined in Section 4.11(b)) for all periods ending at or prior to the Effective Time. The liabilities and reserves for Taxes reflected in Parent's balance sheet included in the latest Parent SEC Report are adequate to cover all Taxes for all periods ending at or prior to the Effective Time and there are no liens for Taxes upon any property or assets of Parent or any subsidiary thereof, except for liens for Taxes not yet due. There are no unresolved issues of law or fact arising out of a notice of deficiency, proposed deficiency or assessment from the Internal Revenue Service (the "IRS") or any other governmental taxing authority with respect to Taxes of Parent or Merger Subsidiary. Neither Parent nor Merger Subsidiary is a party to any agreement providing for the allocation or sharing of Taxes with any person or entity.

          (a) For purposes of this Agreement, the term "Taxes" means all taxes, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, service use, license, payroll, franchise, transfer and recording taxes, fees and charges, windfall profits, severance, customs, import, export, employment or similar taxes, charges, fees, levies or other assessments imposed by the

     United States, or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis, and such term shall include any interest, fines, penalties or additional amounts and any interest in respect of any additions, fines or penalties attributable or imposed or with respect to any such taxes, charges, fees, levies or other assessments.

          (b) For purposes of this Agreement, the term "Tax Return" shall mean any return, report or other document or information required to be supplied to a taxing authority in connection with Taxes.

     Section 4.12 Employees; Employee Benefit Plans. Neither Parent nor Merger Subsidiary has any employee, nor does either maintain or contribute to any employee benefit plans, programs, arrangements or practices.

     Section 4.13 Contracts. Except as described in Parent's Form 10-KSB for the year ended December 31, 1999, and except for this Agreement, neither Parent nor Merger Subsidiary is a party to any written or oral contract or agreement, nor are any of their respective assets or properties subject to any written or oral contract or agreement.

     Section 4.14 Ultimate Parent. The ultimate parent entity of Parent, together with all affiliates of such ultimate parent entity, do not have annual net sales or total assets of One Hundred Million Dollars ($100,000,000) or more. The terms "ultimate parent entity", "affiliates", "annual net sales" and "total assets", as used in the preceding sentence, have the meanings ascribed to them in the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 and the rules promulgated thereunder.

     Section 4.15 Name. Parent owns its corporate name. Parent's use of such name does not infringe upon any other trademark or similar right.

     Section 4.16 Brokers and Finders. Except for the obligation of Parent (a) following the Effective Time to issue 90,000 shares of Parent Common Stock to each of Matt Leapo, Michael Underwood and Robert Rosen, who acted as finders in connection with the Merger and (b) prior to the Effective Time to issue non-qualified, options to Robert Rosen to purchase 100,000 shares of Parent Common Stock at an exercise price of $3.50 per share (which options shall vest only at the Effective Time), neither Parent nor any affiliate thereof has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Parent to pay any finders fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. Except as described in the preceding sentence, there is no claim for payment by Parent or any affiliate thereof of payments of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.17 Company Stock. Parent owns no shares of Company Common Stock or any securities convertible into Company Common Stock.

     Section 4.18 Representations Complete. None of the representations or warranties made in this Article 4 contains any untrue statement of a material fact, or omits or state any material fact necessary in order to make the statements made, in light of the circumstances under which made, not misleading.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to Parent that:

     Section 5.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. True, accurate and complete copies of the Company's Certificate of Incorporation and By-laws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Parent.

     Section 5.2 Capitalization.

          (a) The authorized capital stock of the Company consists of 10,000,000 shares of common stock, $.01 par value ("Company Common Stock"), and 10,000,000 shares of preferred stock, $.01 par value ("Company Preferred Stock"). The Company Preferred Stock has been issued in three series, designated Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. As of August 8, 2000, 4,000,000 shares of Company Common Stock, 1,650,000 shares of Series A Convertible Preferred Stock, 1,489,504 shares of Series B Convertible Preferred Stock and 1,695,666 shares of Series C Convertible Preferred Stock were issued and outstanding. All of such issued and outstanding shares are validly issued and are fully paid, nonassessable and free of preemptive rights.

          (b) Except for options and warrants to purchase an aggregate of 2,176,356 and 1,012,601 shares of Company Common Stock, respectively, as of August 8, 2000, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement obligating the Company to the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such agreement or commitment. There are no voting trusts, proxies or other agreements or understandings to which the Company is a party or is bound with respect to the voting of any shares of capital stock of the Company other than any voting agreements executed in connection with this Agreement.

     Section 5.3 Subsidiaries.  Except for its ownership of fifty percent of the
common  stock  of  NetHook,   Inc.,  the  Company  has  no  direct  or  indirect
subsidiaries.

     Section 5.4 Authority; Non-Contravention; Approvals.

          (a) The Company has full corporate power and authority to enter into this Agreement and, subject to shareholder approval, to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or, except for shareholder approval, the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (b) Except as set forth on Schedule 5.4(b), the execution and delivery of this Agreement by the Company do not, nor will the consummation of the transactions contemplated hereby, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) the charter or by-laws of the Company, (ii) to the knowledge of the Company, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Company or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company is now a party or by which the Company or any of its properties or assets may be bound or affected, except such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company.

          (c) Except for the filings expressly contemplated by this Agreement to be made by the Company, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company.

     Section 5.5 Financial Statements. The Company will deliver to Parent, as soon as practicable after the same become available to the Company, true and complete copies of (i) the audited balance sheets of the Company as of December 31, 1998 and 1999 and (ii) the audited statement of income of the Company for the fiscal years ended December 31, 1998 and 1999 (including the notes and schedules contained therein or annexed thereto). When so delivered to Parent, all of such financial statements (including all notes and schedules contained therein or annexed thereto) will be true, complete and accurate in all material respects and, except as may be otherwise reflected in the notes thereto, will have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and in accordance with the books and records of the Company, and will fairly present in all material respects the assets, liabilities and financial position, the results of operations and cash flows of the Company as of the date and for the year indicated. There are no Liabilities that will not be reflected or reserved against on the December 31, 1999 audited balance sheet, except (i) those incurred in the normal course of business since the date of the Audited Balance Sheet, (ii) those that are not required by GAAP to be reflected or reserved against on the Audited Balance Sheet, (iii) those which could not reasonably be expected to materially and adversely affect the business, operations, properties, assets, condition (financial or other) or results of operations of the Company and (iv) those described on Schedule 5.5.

     Section 5.6 Absence of Certain Changes or Events. Since December 31, 1999, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other) or results of operations of the Company.

     Section 5.7 Litigation. Except as set forth on Schedule 5.7, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seek to restrain the consummation of the Merger or which could reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to materially and adversely affect the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. The Company is not subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company.

     Section 5.8 No Violation of Law. The Company is not in violation of nor has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitations any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. As of the date of this Agreement, no investigation or review by any governmental regulatory body or authority is pending or to the knowledge of the Company threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, will not have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. The Company has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted (collectively, the "Company Permits'), except for permits, licenses, franchises, variances, exemptions, orders, authorizations, consents and approvals, the absence of which, alone or in the aggregate, would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. The Company is not in violation of the terms of any Company Permit, except for delays in filing reports or violations which, alone or in the aggregate, would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of the Company.

     Section 5.9 Compliance with Agreements. Except as set forth on Schedule 5.9, the Company is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (a) the Certificate of Incorporation or By-laws of the Company or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which the Company is a party or by which it is bound or to which any of its property is subject, which breaches, violations and defaults, in the case of clause (b) of this Section 5.9, would have, in the aggregate, a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company.

     Section 5.10 Taxes. The Company has (i) duly filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Effective Time, other than those Tax Returns the failure of which to file would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company, and such Tax Returns are true, correct and complete in all material respects, and (ii) duly paid in full or made adequate provision for the payment of all Taxes for all periods ending at or prior to the Effective Time. The liabilities and reserves for Taxes reflected in the Audited Balance Sheet are adequate to cover all Taxes for all periods ending at or prior to the Effective Time and there are no material liens for Taxes upon any property or asset of the Company, except for liens for Taxes not yet due. There are no unresolved issues of law or fact arising out of a notice of deficiency, proposed deficiency or assessment from the IRS or any other governmental taxing authority with respect to Taxes of the Company which, if decided adversely, singly or in the aggregate, would have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Company. The Company is not a party to any agreement providing for the allocation or sharing of Taxes with any entity that is not, directly or indirectly, a wholly-owned corporate subsidiary of Company.

     Section 5.11 Employee Benefit Plans. Except as set forth in Schedule 5.11, the Company does not maintain or contribute to any material employee benefit plans, programs, arrangements and practices.

     Section 5.12 Brokers and Finders. The Company has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     Section 5.13 Representations Complete. None of the representations or warranties made in this Article 5 contains any untrue statement of a material fact, or omits or state any material fact necessary in order to make the statements made, in light of the circumstances under which made, not misleading.

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

     Section 6.1 Conduct of Business by the Company Pending the Merger. Except as otherwise contemplated by this Agreement, after the date hereof and prior to the Closing Date or earlier, termination of this Agreement, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), the Company shall:

          (a) conduct its business in the ordinary and usual course of business and consistent with past practice;

          (b) use all reasonable efforts to preserve intact its business organizations and goodwill, keep available the services of its present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with its;

          (c) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice; and

          (d) not acquire, or permit any affiliate thereof to acquire, any shares of capital stock of Parent or any beneficial interest therein.

     Section 6.2 Conduct of Business by Parent and Merger Subsidiary Pending the Merger. Except as otherwise contemplated by this Agreement, after the date hereof and prior to the Closing Date or earlier termination of this Agreement, unless the Company shall otherwise agree in writing, Parent shall, and shall cause Merger Subsidiary, to:

          (a) not engage in any operations;

          (b) not (i) amend or propose to amend their respective charters or by-laws, (ii) split, combine or reclassify (whether by stock dividend or otherwise) their outstanding capital stock, or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

          (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of their capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock;

          (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, or (ii) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock or any options, warrants or rights to acquire any of its capital stock or any security convertible into or exchangeable for its capital stock, (iii) take or fail to take any action which action or failure to take action would cause Parent or its shareholders (except to the extent that any shareholders receive cash in lieu of fractional shares) to recognize gain or loss for federal income tax purposes as a result of the consummation of the Merger,
     (iv) make any acquisition of any assets or businesses, (v) sell, pledge, dispose of or encumber any assets or businesses or (vi) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing; and

          (e) not acquire, or permit any affiliate thereof to acquire, any shares of capital stock of the Company or any beneficial interest therein.

     Section 6.3 Control of the Company's Operations. Nothing contained in this Agreement shall give to Parent, directly or indirectly, rights to control or direct the Company's operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

     Section 6.4 Control of Parent's Operations. Nothing contained in this Agreement shall give to the Company, directly or indirectly, rights to control or direct Parent's operations prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

                                  ARTICLE VII

                              ADDITIONAL AGREEMENTS

     Section 7.1 Access to Information.

          (a) The Company shall afford to Parent and Merger Subsidiary and their respective accountants, counsel, financial advisors and other representatives (the "Parent Representatives") and Parent and Merger Subsidiary shall afford to the Company and its accountants, counsel, financial advisors and other representatives (the "Company

     Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of its respective properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, shall furnish promptly to one another
     (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of federal or state securities laws or filed by any of them with the SEC in connection with the transactions contemplated by this Agreement or which may have a material effect on their respective businesses, properties or personnel and (ii) such other information concerning their respective businesses, properties and personnel as Parent or Merger Subsidiary or the Company, as the case may be, shall reasonably request; provided that no investigation pursuant to this Section 7.1 shall amend or modify any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger. Parent and Merger Subsidiary shall hold and shall use their reasonable best efforts to cause Parent Representatives to hold, and the Company shall hold and shall use its reasonable best efforts to cause the Company Representatives to hold, in strict confidence all non-public documents and information furnished to Parent and Merger Subsidiary or to the Company, as the case may be, in connection with the transactions contemplated by this Agreement, except that (i) Parent, Merger Subsidiary and the Company may disclose such information as may be necessary in connection with seeking any governmental or shareholder approvals contemplated by this Agreement, and (ii) Parent, Merger Subsidiary and the Company may disclose any information that it is required by law or judicial or administrative order to disclose.

          (b) In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver to the other all non-public written material provided pursuant to this Section 7.1 and shall not retain any copies, extracts or other reproductions in whole or in part of such written material. In such event, all documents, memoranda, notes and other writings prepared by Parent or the Company to the extent based on the information in such material shall be deleted or destroyed (and Parent and the Company shall use their respective reasonable best efforts to cause their advisors and representatives to the same extent delete or destroy their documents, memoranda and notes), and such destruction (and reasonable best efforts) shall be certified in writing by an authorized officer supervising such destruction.

     Section 7.2 Fairness Hearing. As promptly as practicable after the date hereof, Parent, with the assistance of the Company, shall prepare and file with the California Commissioner of Corporations (the "Commissioner") such documents as shall be necessary or reasonably advisable to obtain (a) a permit, pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended (the "CCSL"), to issue the Parent Common Stock issuable in connection with the Merger, and (b) a ruling, at a fairness hearing held pursuant to Section 25142 of the CCSL, that the terms of such issuance are fair, just and equitable (such ruling, together with aforementioned permit, are hereinafter referred to as the "Fairness Ruling"). As promptly as practicable after the Commission has set a date for such fairness hearing, the Company shall notify its shareholders of such hearing in accordance with the CCSL and shall distribute to them such documents as may be required by the CCSL to be distributed to them in connection with such hearing. Each party shall use its reasonable efforts to obtain the Fairness Ruling as soon as practicable after the date hereof.

     Section 7.3 Consent Solicitation Statement. As soon as practicable after the date hereof, the Company, with the assistance of Parent, shall prepare a consent solicitation statement regarding the Merger in form and substance acceptable to the Company (the "Consent Solicitation Statement"), which the Company shall distribute to its shareholders in connection with seeking the approval contemplated by Section 7.4.

     Section 7.4 Shareholder Approval. The Company shall submit this Agreement and the transactions contemplated hereby for the approval by holders of the requisite number of its outstanding shares necessary therefore and shall use its reasonable efforts to obtain such shareholder approval.

     Section 7.5 Intentionally Omitted.

     Section 7.6 Listing of Shares. Parent shall use its reasonable commercial efforts to effect, by the 90th day after the Effective Time, authorization for listing on the Nasdaq Small Cap Market, the shares of Parent Common Stock issued or to be issued in connection with the Merger.

     Section 7.7 Name Change. Promptly following the Effective Time, Parent shall amend its Certificate of Incorporation to change its corporate name to "FastPoint Communications, Inc." or such other name as shall be designated by the Company. Notwithstanding the foregoing, Parent acknowledges and agrees that it shall continue following the Effective Time to retain all rights to the name ProCare Industries, Ltd.

     Section 7.8 Expenses and Fees. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that (i) the Company shall pay to Parent prior to the Effective Time (but only upon presentation of documentation reasonably satisfactory to Parent evidencing such expenses) half of the legal, accounting and securities compliance expenses reasonably incurred by Parent from and after February 1, 2000 in connection with the transactions contemplated hereby, subject to a maximum aggregate payment obligation of $10,000, and (ii) the Company shall bear the cost of preparing and filing all tax returns of Parent for the years 1989 through 1997.

     Section 7.9 Agreement to Cooperate.

          (a) Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of the Company, all necessary or appropriate waivers, consents and approvals to effect all necessary registrations, filings and submissions and to lift any injunction or other legal bar to the Merger (and, in such case, to proceed with the Merger as expeditiously as possible).

          (b) Each party hereto agrees to give prompt notice to each other of, and to use their respective reasonable best efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and (ii) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section
     7.9 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

          (c) In the event any litigation is commenced by any person or entity relating to the transactions contemplated by this Agreement, each party shall have the right, at its own expense, to participate therein, and neither party will settle any such litigation without the consent of the other party, which consent will not be unreasonably withheld.

     Section 7.10 Public Statements. Prior to the Effective Time, the parties shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consultation.

     Section 7.11 Marsik's Shares. Marsik hereby agrees (a) not to sell in excess of 10,000 shares of Parent Common Stock in any thirty (30) day period following the Effective Time but prior to the first anniversary of the Effective Time, without the prior consent of the Chairman of the Board or the Chief Executive Officer of Parent; and (b) prior to the Effective Time, to place 125,000 of his shares of Parent Common Stock in escrow pursuant to an escrow agreement in the form of Exhibit A hereto (the "Escrow Agreement"). The foregoing share numbers shall be adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization or any other like change with respect to Parent Common Stock occurring after the date hereof and prior to the lapse of the provisions of the preceding sentence.

                                  ARTICLE VIII

                                   CONDITIONS

     Section 8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by each party:

          (a) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the Merger or make the consummation of the Merger illegal;

          (b) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

          (c) all waivers, consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby, and all material consents from lenders and other parties required to consummate the Merger, shall have been obtained and be in effect at the Effective Time;

          (d) the parties shall be reasonably satisfied that the issuance of the Parent Common Stock in connection with the Merger (i) will be exempt from registration under the Securities Act by reason of the registration exemption provided by Rule 506 of Regulation D promulgated under the Securities Act, unless the Fairness Ruling shall have been granted, and
     (ii) will be exempt from registration and qualification under any applicable state securities laws;

          (e) the shareholder approval contemplated by Section 7.4 shall have been obtained; and

          (f) the parties shall be reasonably satisfied that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     Section 8.2 Conditions to Obligation of the Company to Effect the Merger. Unless waived by the Company, the obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

          (a) Parent and Merger Subsidiary shall have performed in all material respects their agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Parent and Merger Subsidiary contained in this Agreement shall be true and correct in all respects on and as of the date made and on and as of the Closing Date as if made at and as of such date (except for representations and warranties, if any, made as of a specified date, which need be true and correct as of such specified date only), and the Company shall have received a certificate of the President and Chief Executive Officer of Parent and of the President and Chief Executive Officer of Merger Subsidiary to that effect;

          (b) Parent and Merger Subsidiary each shall have delivered to the Board of Directors of the Company (a) copies of their respect Certificate of Incorporation and by-laws, certified by their respective Secretary, (b) resolutions of their respective Boards of Directors approving the execution and delivery of this Agreement and the performance by them of their obligations hereunder; and (c) a certificate of good standing of each of them issued by the appropriate governmental authority of their respective jurisdiction of incorporation showing that each is in good standing in such jurisdiction, dated within five (5) business days prior to the Closing Date;

          (c) the Company shall have received an opinion of legal counsel to ProCare in the form of Exhibit B hereto;

          (d) Roth Capital Partners shall have rendered a written opinion to the Company to the effect that the terms of the Merger are fair from a financial point of view to the Company and its shareholders and shall not have withdrawn or materially modified such opinion;

          (e) Parent shall have timely filed with the SEC and mailed to its shareholders the documentation required by Rule 14f-1 under the Exchange Act by reason of the change in Parent's Board of Directors contemplated by
     Section 2.5;

          (f) Parent shall have prepared and timely filed with the SEC all reports and other filings required by the Exchange Act, including, without limitation, its Annual Report on Form 10-KSB for its most recently completed fiscal year;

          (g) the Board of Directors of Parent shall have taken such action as shall be necessary for the Board of Directors of Parent immediately after the Effective Time to consist of persons designated by the Company;

          (h) the officers of Parent shall have resigned effective as of the Effective Time;

          (i) holders of no less than ninety-nine percent (99%) of the outstanding shares of capital stock of the Company shall have approved the Merger;

          (j) holders of no less than ninety-nine percent (99%) of the outstanding shares of capital stock of the Company shall have agreed that any capital stock of Parent which they acquire in connection with the Merger or thereafter shall be subject to such lock-up restrictions as may be determined by the Company in its sole and absolute discretion; and

          (k) Marsik shall have entered into the Escrow Agreement.

     Section 8.3 Conditions to Obligations of Parent and Merger Subsidiary to Effect the Merger. Unless waived by Parent and Merger Subsidiary, the obligations of Parent and Merger Subsidiary to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions:

          (a) the Company shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date as if made at and as of such date (except for representations and warranties, if any, made as of a specified date, which need be true and correct only as of the specified date), and Parent shall have received a Certificate of the President and Chief Executive Officer of the Company to that effect;

          (b) the Company shall have delivered to Parent (a) copies of the Company's Certificate of Incorporation and by-laws, certified by the Company's Secretary, (b) resolutions of the Company's Board of Directors approving the execution and delivery of this Agreement and the performance of the Company's obligations hereunder; and (c) a certificate of good standing of the Company issued by the appropriate governmental authority of the Company's jurisdiction of incorporation showing that the Company is in good standing in such jurisdiction, dated within five (5) business days prior to the Closing Date;

          (c) the Company shall have delivered to Parent the sum of $75,000 (it being agreed by Marsik and Parent that Parent shall use such funds to discharge all current liabilities of Parent);

          (d) the cumulative net capital paid to the Company since its inception shall be no less than $11,500,000; and

          (e) Parent shall have received an opinion of legal counsel to the Company in the form of Exhibit C hereto.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

     Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of the Company or Parent, as follows:

          (a) Company shall have the right to terminate this Agreement:

               (i) if the Merger is not completed by September 15, 2000 (provided that the right to terminate this Agreement under this Section 9.1(a) shall not be available to the Company if the Company is in material breach of any warranty or representation or fails to perform in any material respect any of its covenants in this Agreement and such breach or failure has been the cause of or resulted in the failure of the Merger to occur on or before such date);

               (ii) if the Merger is enjoined by a final, unappealable court order;

               (iii) if Parent (A) is in material breach of any warranty or representation or fails to perform in any material respect any of its material covenants in this Agreement and (B) does not cure such default in all material respects within 30 days after notice of such default is given to Parent by the Company;

               (iv) any time, upon written notice to Parent; or

               (v) if there shall be any statute, rule or regulation enacted that would prevent the consummation of the merger or make the consummation of the merger illegal.

          (b) Parent shall have the right to terminate this Agreement:

               (i) if the Merger is not completed by September 15, 2000 (provided that the right to terminate this Agreement under this Section 9.1 (b) shall not be available to Parent if Parent is in material breach of any warranty or representation or fails to perform in any material respect any of its covenants in this Agreement and such breach or failure has been the cause of or resulted in the failure of the Merger to occur on or before such date);

               (ii) if the Merger is enjoined by a final, unappealable court order;

               (iii) if the Company (A) is in material breach of any warranty or representation or fails to perform in any material respect any of its material covenants in this Agreement and (B) does not cure such default in all material respects within 30 days after notice of such default is given to the Company by Parent;

               (iv) any time, upon written notice to the Company; or

               (v) if there shall be any statute, rule or regulation enacted that would prevent the consummation of the merger or make the consummation of the merger illegal

     If Parent or the Company, as the case may be, elects to terminate this Agreement pursuant to Section 9.1(a) or (b), as applicable, the terminating party shall deliver a notice to the other party hereto declaring its election to so terminate this Agreement and such notice shall set forth the basis for such termination (including a reference to the clause of Section 9.1(a) or (b), as applicable, pursuant to which the termination is being made).

     Section 9.2 Effect of Termination. In the event of termination of this Agreement by either Parent or the Company pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligation on the part of the Company, Parent, Merger Subsidiary or their respective officers or directors or shareholders (except as set forth in this Section 9.2 and in Section 7.8, all of which shall survive the termination, it being agreed that the amount otherwise payable to Parent prior to the Effective Time pursuant to clause (i) of Section 7.8 shall be payable promptly upon termination), except that (a) Parent shall promptly refund to the Company the sum of $75,000 plus any additional amounts theretofore paid by Company to Parent, if the Company terminates this Agreement pursuant to Section 9.1(a)(iii) or if Parent terminates this Agreement pursuant to Section 9.1(b)(iv)), and (b) the Company shall promptly deliver to Parent a five-year warrant, in the form of Exhibit D hereto, to purchase 25,000 shares of Company Common Stock at an exercise of $3.50 per share and a cashier's check in the sum of $25,000, if the Company terminates this Agreement pursuant to Section 9.1(a)(iv). Nothing in this Section 9.2 shall relieve any party from liability for any willful or intentional breach of this Agreement.

                                   ARTICLE X

                                 INDEMNIFICATION

     Section 10.1 Survival. The representations and warranties provided for in this Agreement shall survive for three (3) years beyond the Effective Time; provided, however, that the representations and warranties contained in Section
4.11 shall in no event terminate prior to the expiration of any statute of limitations applicable to claims that may be brought by a taxing authority against Parent for the non-payment of Taxes. Any covenants and agreements provided for in this Agreement that have not been fully performed prior to the Effective Time shall survive the Effective Time and terminate only upon their full performance.

     Section 10.2 Indemnity. From and after the Effective Time, Marsik ("Indemnitor"), shall indemnify, defend and hold harmless Parent and each of its affiliates (in each case, "Indemnitee") from and against any and all losses, costs, claims, liabilities, damages, lawsuits, demands and expenses (including attorney's fees), and all amounts paid in the investigation, defense or settlement of any of the foregoing (collectively, "Losses"), resulting from or arising out of any inaccuracy in any representation or warranty, or breach of any covenant or agreement, of Marsik or Parent contained herein, except for any breach by Parent of any covenant or agreement to be complied with following the Effective Time. Indemnitor acknowledges and agrees that (i) Indemnitor's obligations under this Article 10 are not limited to the value of the escrowed funds under the Escrow Agreement, but rather are fully recourse to Indemnitor, and (ii) no Indemnitee shall have any obligation to make a claim against the escrowed funds under the Escrow Agreement as a condition to making a claim under this Article 10. Notwithstanding clause (ii) of the preceding sentence, each Indemnitee agrees that Indemnitor's personal liability in respect of a claim made under this Article 10 shall be suspended until such time as the escrowed funds under the Escrow Agreement have been exhausted.

     Section 10.3 Notice of Asserted Liability. Promptly after Indemnitee becomes aware of any fact, condition or event that may give rise to Losses for which indemnification may be sought under this Article 10, Indemnitee shall give notice thereof (the "Claims Notice") to Indemnitor. The Claims Notice shall include a description in reasonable detail of any claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") against Indemnitee, and shall indicate the amount (estimated, if necessary) of the Losses that have been or may be suffered by Indemnitee. Failure of Indemnitee to promptly give notice hereunder shall not affect rights to indemnification hereunder, except to the extent that Indemnitor demonstrates actual damage caused by such failure. Upon Indemnitor's request, Indemnitee shall provide Indemnitor with full and unrestricted access to all books and records relating to the Asserted Liability, and to all employees or other persons who are knowledgeable about such Asserted Liability, in order to allow Indemnitor to audit the status of such Asserted Liability and the payments that have been, or will be, made with respect thereto.

     Section 10.4 Opportunity to Defend. Indemnitor may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability; provided, however, that Indemnitor may not compromise or settle any Asserted Liability without the consent of Indemnitee, such consent not to be unreasonably withheld, unless such compromise or settlement requires no more than a monetary payment for which Indemnitee and any other indemnifiable parties hereunder are fully indemnified or involves other matters not binding upon Indemnitee or such other indemnifiable parties. If Indemnitor elects to compromise or defend such Asserted Liability, it shall within 15 days (or sooner, if the nature of the Asserted Liability so requires) notify Indemnitee of its intent to do so and Indemnitee shall cooperate in the compromise of, or defense against, such Asserted Liability. If Indemnitor elects not to compromise or defend any Asserted Liability, fails to notify Indemnitee of its election as herein provided or contests its obligation to indemnify, Indemnitee may pay, compromise or defend such Asserted Liability without prejudice to any right it may have hereunder. In any event, each of Indemnitor and Indemnitee may participate, at its own expense, in the defense of any Asserted Liability in respect of which it may have an indemnification obligation hereunder. If either party chooses to defend or participate in the defense of any Asserted Liability, it shall have the right to receive from the other party any books, records or other documents within such party's control that are necessary or appropriate for such defense.

     Section 10.5 Contribution. Anything to the contrary herein notwithstanding, Indemnitor agrees that in light of his relationship to Parent and Merger
Subsidiary, he shall not have any right to seek any indemnification or contribution from or remedy against Parent or Merger Subsidiary for any inaccuracy in any representation or warranty, or breach of any covenant or agreement, of Parent or Merger Subsidiary contained herein.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     Section 11.1 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered personally, (ii) upon confirmation of receipt, if given by electronic facsimile and (iii) on the third business day following mailing, if mailed first-class, postage prepaid, registered or certified mail, to the following address (or at such other address for a party as shall be specified by like notice):

     If to Parent or Merger Sub (prior to Effective Time):

                           ProCare Industries, Ltd.
                           1960 White Birch Drive
                           Vista, California 92083
                           Facsimile: (760) 599-4433
                           Attention:  Robert W. Marsik, President

     with a copy to:

                           Law Offices of Alan W. Peryam, LLC
                           1120 Lincoln Street, Suite 1000
                           Denver, CO 80203
                           Facsimile: (303) 866-0999
                           Attention: Alan Peryam, Esquire

     If to Marsik:

                           Robert W. Marsik
                           1960 White Birch Drive
                           Vista, California 92083
                           Facsimile: (760) 599-4433

     If to the Company (and, after the Effective Time, if to Parent):

                           FastPoint Communications, Inc.
                           5777 West Century Boulevard, Suite 600
                           Los Angeles, California 90045
                           Facsimile: (310) 642-0418
                           Attention:  Ira Morris, President

     with a copy to:

                           Sheppard, Mullin, Richter & Hampton LLP
                           333 South Hope Street, 48th Floor
                           Los Angeles, California  90071
                           Facsimile:  (213) 620-1398
                           Attention:  Jeffrey A. Kaye, Esquire

     Section 11.2 Entire Agreement. This Agreement (including the documents and instruments to be executed in connection herewith) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (other than any written confidentiality agreement that may have been entered by or among any of the parties, and (b) may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.

     Section 11.3 Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

     Section 11.4 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

     Section 11.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision in invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by applicable law in order that the Merger may be consummated as originally contemplated to the fullest extent possible.

     Section 11.6 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of California applicable to agreements made and to be performed entirely within such State. Any action, suit, arbitration or other proceeding arising out of or related to this Agreement shall be conducted only in Los Angeles County, California. Each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in United States District Court for the Central District of California and in the Superior Court and Municipal Court for Los Angeles County in any action, suit, arbitration or other proceeding arising out of or related to this Agreement. If any action, suit, arbitration or other proceeding arising out of or related to this Agreement is brought for the enforcement of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                   [balance of page intentionally left blank]

     Section 11.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered as of the date first written above.

                                        PROCARE INDUSTRIES, LTD.



                                        By:  /s/ Robert W. Marsik
                                             -----------------------------------
                                             Robert W. Marsik, President


                                        FASTPOINT ACQUISITION CORP.



                                        By:  /s/ Robert W. Marsik
                                             -----------------------------------
                                             Robert W. Marsik, President



                                        /s/ Robert W. Marsik
                                        ----------------------------------------
                                        ROBERT W. MARSIK, individually


                                        FASTPOINT COMMUNICATIONS, INC.



                                        By:  /s/ Ira Morris
                                             -----------------------------------
                                             Ira Morris, President, Chief
                                             Executive Officer and Chief
                                             Operating Officer

                                    EXHIBIT A
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made as of ___________________, 2000 by and among ProCare Industries, Ltd., a Colorado corporation ("ProCare"), Robert W. Marsik ("Pledgor"), and Robert DiMinico (the "Escrow Agent"), with respect to the following facts:

     A. Pursuant to an Agreement and Plan of Merger dated as of August __, 2000 by and among ProCare, FastPoint Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ProCare ("Merger Subsidiary"), FastPoint Communications, Inc., a Delaware corporation ("FastPoint"), and Pledgor (the "Merger Agreement"), on the date hereof Merger Subsidiary is merging into and with FastPoint (the "Merger").

     B. Pledgor has agreed, under the terms of Article 10 of the Merger Agreement, to indemnify, defend and hold harmless ProCare and each of its affiliates from liabilities of ProCare existing as of the effective date of the Merger.

     C. It is a condition precedent to the Merger Agreement that Pledgor enter into this Agreement in order to secure its indemnity obligations under Article 10 of the Merger Agreement.

     NOW, THEREFORE, subject to the terms and conditions of this Agreement, and on the basis of the premises, covenants and undertakings contained herein, the parties hereto agree as follows:

     1. ESCROW FUND

                1.1 Delivery of Escrow Fund.

                  (a) Pledgor hereby delivers to the Escrow Agent, and authorizes and directs the Escrow Agent to hold pursuant to the terms and conditions of this Agreement, certificate(s) number __________ representing 125,000 shares of the common stock of ProCare owned by Pledgor (the "Shares"), together with a stock power duly executed in blank, receipt of which hereby is acknowledged. Such delivery constitutes a pledge by Pledgor of the Shares for the benefit of ProCare.

                  (b) The Shares and any other  property  which may be delivered to the Escrow Agent under Section 1.2 hereof shall be held by the Escrow Agent as security for the performance of Pledgor's obligations under Article 10 of the Merger Agreement.

          1.2 Additional Collateral. Pledgor shall deliver or cause to be delivered to the Escrow Agent, and hereby authorizes and directs the Escrow Agent to hold pursuant to the terms and conditions of this Agreement, all distributions made during the term hereof on the Shares and all proceeds from the sale of the Shares, in each case whether in the form of securities, cash or other property, as additional collateral subject to this Agreement. The Shares and all distributions on and proceeds from the sale of the Shares shall be referred to herein as the "Escrow Fund." Pledgor shall not be permitted to sell, transfer, assign, hypothecate, pledge or otherwise alienate all or any portion of the Shares or other securities included in the Escrow Fund, without the written consent of ProCare. Notwithstanding the foregoing, Pledgor shall be permitted to sell all or a portion of the Shares or other securities included in the Escrow Fund in a bona fide, arms'-length transaction, provided that at the closing of such sale, Pledgor delivers to the Escrow Agent the proceeds of the sale (whether such proceeds are cash, securities or other property or rights) and a written representation that such proceeds constitute 100% of the proceeds from the sale and that such sale constitutes a bona fide, arms'-length transaction. The proceeds so delivered to the Escrow Agent shall become part of the Escrow Fund.

          1.3 Investment of Cash. The portion of the Escrow Fund consisting of cash, if any, shall be invested and reinvested by the Escrow Agent in accordance with the written instructions of Pledgor, subject to the following limitations:

                  (a) Such funds shall be invested and reinvested solely

                             (1)  at the risk of Pledgor;

                             (2)  in the name of the Escrow Agent or its nominee
                                  and   in   such   amounts   as  Pledgor  shall
                                  designate; and

                             (3)  in any of the following:

                                    (i) (A) any direct  general  obligations  of
                              the United States of America (including obligations issued or held in book entry form on the books of the Department of the Treasury of the United States of America), the payment and principal on which are unconditionally and fully guaranteed by the United States of America, and
                              (B) obligations of any agency, department or instrumentality of the United States of America the timely payment of principal of and interest on which are fully guaranteed by the United States of America (collectively, "Federal Securities");

                                    (ii) notes or debentures of the Federal Home
                              Loan Bank Board, obligations of the Government National Mortgage Association, or the Federal National Mortgage Association;

                                    (iii) deposit accounts, time certificates of
                              deposit or negotiable certificates of deposit issued by a state or national chartered bank or trust company, or a state or national savings and loan association, provided that, (A) in the case of a savings and loan association, the unsecured obligations of such savings and loan association shall be rated "A" or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc. (each, a "Rating Agency"), and (B) in the case of a bank, such deposits shall be fully insured by the Federal Deposit Insurance Corporation, or the unsecured obligations of such bank (or the unsecured obligations of the parent bank holding company of which such bank is the lead bank) shall be rated "A" or better by either Rating Agency;

                                    (iv) banker's  acceptances  which are issued
                              by a bank or trust company organized under the laws of any state of the United States or any national banking association; provided, that such banker's acceptances may not exceed 270 days' maturity;

                                    (v)  commercial  paper of "prime" quality of
                              the highest ranking or of the highest letter and numerical rating as provided by either Rating Agency;

                                    (vi) notes,  warrants  or other  evidence of
                              indebtedness of any of the states of the United States or of any political subdivision or public agency thereof which are rated in the highest short-term or one of the two highest long-term categories by either Rating Agency;

                                    (vii) money market funds or mutual funds the
                              policy of which is to invest solely in Federal Securities or in obligations which are fully guaranteed or collateralized by Federal Securities, or money market funds or mutual funds which are rated in the highest rating category by either Rating Agency;

                                    (viii) any investment agreement with (A) any
                              bank or trust company organized under the laws of any state of the United States or any national banking association or government bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York, whose long term unsecured debt is rated "A" or better by either Rating Agency, or (B) any corporation that is organized and operating within the United States of America whose long term unsecured debt is rated "A" or better by either Rating Agency, and that has total assets in excess of $250,000,000; or

                                    (ix)  such  other   instruments  as  may  be
                              specifically approved in writing by both Pledgor and ProCare.

                      (b) If Pledgor does not provide the Escrow Agent with written instructions directing the investment or reinvestment of any of the Escrow Fund, the Escrow Agent shall automatically and forthwith invest such funds in accordance with Section 1.3(a)(3)(i) or (iii) until the Escrow Agent has received appropriate written instructions from Pledgor.

                      (c) The Escrow Agent shall be entitled to sell or redeem any such investment as necessary to make any distributions required under this Agreement (provided that such distributions satisfy all the conditions required to be satisfied prior to the making of such distributions) and shall not be liable or responsible for any loss resulting from any such sale or redemption; provided that, in the event the Escrow Agent intends to sell or redeem any such investment, the Escrow Agent shall notify Pledgor and ProCare at least three (3) business days prior to taking any action to cause such sale or redemption.

                      (d) Income, if any, resulting from the investment of Escrow Fund shall be retained by the Escrow Agent and shall be considered, for all purposes of this Agreement, to be part of the Escrow Fund.

          1.4 Voting Rights and Distributions. During the term of this Agreement, (i) Pledgor shall have the right to vote the Shares and any additional shares of the capital stock of ProCare held by the Escrow Agent hereunder on each issue presented to the shareholders of ProCare, and (ii) Pledgor shall have the right to receive all cash distributions thereon subject to the limitations set forth in Section 1.2.

          1.5 Notice of Claims. If ProCare wishes to make a claim against the Escrow Fund, ProCare shall give a written notice to Pledgor and the Escrow Agent of such claim (a "Demand Notice"). The Demand Notice shall include a summary description of the factual bases for the claim and the amount of the claim (or a reasonable estimate thereof, if not known with certainty). Pledgor shall have the right to contest any claim described in a Demand Notice by giving written notice to ProCare and the Escrow Agent within twenty (20) calendar days of the Demand Notice (a "Dispute Notice"). In the event Pledgor does not give a Dispute Notice within such twenty (20) day period, the description of the claim contained in the Demand Notice (including, but not limited to, the factual bases therefor and the amount of the claim or the estimate thereof) shall be deemed conclusively to be true and complete; provided, however, that ProCare shall be entitled thereafter to submit additional Demand Notices pursuant to this Section
1.5 with respect to the same claims as were described in such initial Demand Notice and Pledgor shall have the right to contest any such additional demand Notice, all as set forth above.

          1.6 Distributions to ProCare.

                      (a) If Pledgor shall fail to timely deliver a Dispute Notice with respect to any claim set forth in a Demand Notice, the Escrow Agent shall deliver to ProCare that portion of the Escrow Fund which has a value (determined pursuant to Section 1.8, in the case of that portion of the Escrow Fund consisting of shares or other securities) equal as nearly as practicable to the value of the claim as set forth in the Demand Notice.

                      (b) If Pledgor shall timely deliver a Dispute Notice with respect to any claim set forth in a Demand Notice, the Escrow Agent shall make a distribution from the Escrow Fund to ProCare only in accordance with written instructions jointly signed by ProCare and Pledgor or a written order of a court of competent jurisdiction. The portion of the Escrow Fund to be so distributed shall have a value (determined pursuant to Section 1.8, in the case of that portion of the Escrow Fund consisting of shares or other securities) equal as nearly as practicable to the value of the claim as set forth in the Demand Notice.

                      (c) No fractional shares shall be distributed by the Escrow Agent to ProCare. In lieu of the distribution of fractional shares, the number of shares to be distributed shall be rounded off to the nearest whole number of shares.

          1.7 Distributions to Pledgor. The Escrow Agent shall distribute to Pledgor the balance of the Escrow Fund (in the form then held) on the first anniversary of the date hereof (the "Distribution Date"). Notwithstanding the foregoing, any portion of the Escrow Fund to be distributed to Pledgor on the Distribution Date shall be reduced by that portion of the Escrow Fund which has a value (determined pursuant to Section 1.8, in the case of that portion of the Escrow Fund consisting of shares or other securities) equal as nearly as practicable to the aggregate claims set forth in any unresolved Demand Notice. Thereafter, the Escrow Agent shall make a distribution from the Escrow Fund to Pledgor only in accordance with written instructions jointly signed by ProCare and Pledgor or a written order of a court of competent jurisdiction. The portion of the Escrow Fund to be so distributed shall have a value (determined pursuant to Section 1.8, in the case of that portion of the Escrow Fund consisting of shares or other securities) equal as nearly as practicable to the value of the claim as set forth in the Demand Notice.

          1.8 Valuation of Escrow Fund. The value of shares or other securities included in the Escrow Fund shall be determined for purposes of this Agreement by an investment banker of national reputation mutually acceptable to ProCare and Pledgor; provided that if ProCare and Pledgor cannot agree on such investment banker, each party shall select an investment banker and the two investment bankers so selected shall select a third investment banker of national reputation; and provided further that if either ProCare or Pledgor shall fail to select an investment banker as aforesaid within five days of the written request therefor by the other, the investment banker selected by the requesting party shall make the determination of value required by this Section
1.8. The investment banker shall make the determination of value by reference to the price which ProCare would realize, net of all costs and expenses, from the private sale of such shares or other securities, taking into account the effect of such sale on the market price of ProCare's common stock, a discount for non-marketability, if any, and such other factors as such investment banker may deem appropriate.

          1.9 Duties of the Escrow Agent.

                      (a) Notwithstanding anything herein to the contrary, the Escrow Agent shall retain and promptly dispose of all or any part of the Escrow Fund in accordance with this Agreement. The Escrow Agent shall not be liable for any act or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Fund, except for its own gross negligence or willful misconduct. ProCare and Pledgor, jointly and severally, shall indemnify and hold harmless the Escrow Agent from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including, but not limited to, reasonable attorneys' fees)(the "Damages") claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement, except acts of gross negligence or willful misconduct. The Escrow Agent may decline to act and shall not be liable for failure to act if in doubt as to its duties under this Agreement. The Escrow Agent may act upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instruction hereunder, reasonably believed by it to be authorized, has been duly authorized to do so. The Escrow Agent's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, including, but not limited to, the Purchase Agreement. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to refrain from taking any action other than to keep safely the Escrow Fund until it shall (i) receive written instructions signed by ProCare and Pledgor or (ii) is directed otherwise by a court of competent jurisdiction.

                      (b) The Escrow Agent may act in reliance upon any instructions signed with a signature believed by it to be genuine, and may assume that any person who has been designated by ProCare or Pledgor to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof, has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

                      (c) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to ProCare and Pledgor, at the addresses set forth herein or at such other address as such parties shall provide, at least thirty (30) days prior to the date specified for such resignation to take effect. In such event, ProCare and Pledgor shall appoint a successor escrow agent within said thirty (30) days. If a successor escrow agent is not designated within such period, the Escrow Agent may appoint a successor escrow agent; provided, however, that such successor escrow agent shall be acceptable to ProCare and Pledgor and shall agree to abide by the terms and conditions of this Agreement. Upon the effective date of such resignation, the Escrow Fund shall be delivered by it to such successor escrow agent. In the event the Escrow Agent does not appoint a successor escrow agent within thirty (30) days, the Escrow Fund shall be delivered to and deposited with a court of competent jurisdiction to act as successor escrow agent. Upon the delivery of the Escrow Fund pursuant to this
                      Section 1.8(c) to a successor escrow agent, the Escrow Agent shall be relieved of all further liability hereunder.

                      (d) In the event that the Escrow Agent should at any time be confronted with inconsistent or conflicting claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine the respective rights of such parties with respect to this Agreement and, upon doing so, the Escrow Agent shall be released from any obligations or liability to either party as a consequence of any such claims or demands.

                      (e) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.

          1.10 No Escrow Fee. The Escrow Agent acknowledges and agrees that he is performing his services hereunder as an accommodation to ProCare and Pledgor and accordingly he shall not be entitled to any fees or expense reimbursements hereunder.

        2.  MISCELLANEOUS

          2.1 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered personally, (ii) upon confirmation of receipt, if given by electronic facsimile and (iii) on the third business day following mailing, if mailed first-class, postage prepaid, registered or certified mail, to the following address (or at such other address for a party as shall be specified by like notice):

                  If to ProCare: c/o FastPoint Communications, Inc. 5777 W. Century Blvd., Suite 600
                  Los Angeles, California 90045
                  Facsimile: (310) 642-0418
                  Attention:  Ira Morris, President

                  If to Pledgor Robert W. Marsik
                  1960 White Birch Drive
                  Vista, CA  92083
                  Facsimile: (760) 599-4433

                  If to Escrow Agent Robert DiMinico
                  5777 West Century Blvd., Suite 1605
                  Los Angeles, California  90045
                  Facsimile:  (310) 743-4223

          2.2 Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.

          2.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

          2.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

          2.5 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of California applicable to agreements made and to be performed entirely within such State. Any action, suit, arbitration or other proceeding arising out of or related to this Agreement shall be conducted only in Los Angeles County, California. Each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in United States District Court for the Central District of California and in the Superior Court and Municipal Court for Los Angeles County in any action, suit, arbitration or other proceeding arising out of or related to this Agreement. If any action, suit, arbitration or other proceeding arising out of or related to this Agreement is brought for the enforcement of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

          2.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          2.7 Further Assurances. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

          2.8 Injunctive Relief. Each of the parties hereto acknowledges and agrees that it would be difficult to fully compensate the other parties for damages resulting from the breach or threatened breach of any provision of this Agreement and, accordingly, that each party shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of any party to any other relief or to claim and recover damages.

                   [Balance of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed and delivered as of the date first written above.

                                         "ProCare"
                                         PROCARE INDUSTRIES, LTD.

                                         By:
                                            -----------------------------------
                                            [Print Name and Title]


                                         "Pledgor"

                                         --------------------------------------
                                         ROBERT W. MARSIK


                                         "Escrow Agent"


                                         --------------------------------------
                                         ROBERT DIMINICO

                                    EXHIBIT D
                         FASTPOINT COMMUNICATIONS, INC.
                          COMMON STOCK PURCHASE WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE APPLICABLE LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND AN EFFECTIVE QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS,
(II) SUCH SALE OR TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR
(III) THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION AND QUALIFICATION.

     1. Issuance. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by FASTPOINT COMMUNICATIONS, INC., a Delaware corporation (the "Company"), PROCARE INDUSTRIES, LTD., a Colorado corporation (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., Los Angeles time, on September __, 2005 (the "Expiration Date"), twenty-five thousand (25,000) fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $3.50, subject to adjustment as set forth herein.

     2. Exercise of Warrants. This Warrant is exercisable in whole or in part at any time and from time to time until the Expiration Date at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value (as defined below) to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly completed and executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the product of (A) the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate, and (B) the average closing price of the Common Stock (or, if no closing price is available, the average of the bid and asked prices) for the five (5) trading days preceding the Company's receipt of the duly executed Notice of Exercise form as quoted by Nasdaq or, if not quoted on Nasdaq, such value as may be determined in good faith by the Company's Board of Directors.

     3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. Adjustments.

          6.1 Reorganization, Reclassification, Common Stock, Etc. In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other entity (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder to purchase the kind and number of shares of stock or other securities or property of the Company, or of the entity resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and in any such case appropriate provision shall be made in good faith by the Board of Directors with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number or class of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          6.2. In case the Company shall, at any time after the date this Warrant was first issued, with respect to all of the holders of its outstanding Common Stock (i) declare a dividend on the outstanding Common Stock payable in shares or rights to acquire shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation but excluding the events set forth in Section 6.1 hereof or the issuance of shares of Common Stock by the Company in connection with a merger when the Company is the surviving corporation of the Merger and no such reclassification of the Common Stock has occurred), then, in each case, the Exercise Price and the number of shares issuable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     7. Taxes. The Company shall not be required to pay any tax or taxes attributable to the issuance of this Warrant or of Warrant Shares.

     8. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certification of Incorporation, reorganize, consolidate or merge with or into another entity, or to transfer, all or any part of its property or assets, or the exercise or any other of its corporate rights and powers.

     9. Transfer to Comply with the Securities Act; Registration Rights.

            9.1 Transfer. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act"), or qualified under applicable state securities laws and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and qualification under applicable state securities laws relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act and qualification is not required under applicable state securities laws. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     10. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered personally, (ii) upon confirmation of receipt, if given by electronic facsimile and (iii) on the third business day following mailing, if mailed firstclass, postage prepaid, registered or certified mail, to the following address (or at such other address for a party as shall be specified by like notice):

                 (i)      if to the Company, to:

                          FastPoint Communications, Inc.
                          5777 West Century Boulevard, Suite 600
                          Los Angeles, California 90045
                          Facsimile: (310) 6420418
                          Attention:  Chief Financial Officer

                 (ii)     if to the Holder, to:

                          ProCare Industries, Ltd.
                          1960 White Birch Drive
                          Vista, California 92083
                          Facsimile: (760) 5994433
                          Attention:  Robert W. Marsik, President

     11. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder. This Warrant contains the full understanding of the Company and the Holder with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

     12. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     13. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     14. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     15. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the per share Market Value of one share of Common Stock on the date of exercise.

     16. Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

     17. Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

     18. Attorneys' Fees. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the Holder and Company or their representatives concerning any provision of this Warrant or the rights and duties of any person or entity hereunder, the party prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the _____ day of September, 2000.

                                        FASTPOINT COMMUNICATIONS, INC.

                                        By:
                                           ---------------------------------
                                           [Print Name and Title]

                                        PROCARE INDUSTRIES, LTD.

                                        By:
                                           ---------------------------------
                                           [Print Name and Title]

                          NOTICE OF EXERCISE OF WARRANT

     The "Holder" designated below hereby elects to exercise the right, represented by the Warrant Certificate dated as of September __, 2000, to purchase shares of the Common Stock of FASTPOINT COMMUNICATIONS, INC. (the "Company") and tenders herewith payment as follows:

         CASH:             $________________________

         CASHLESS EXERCISE


     Please deliver the stock certificate to:

        ----------------------------------------------------------------

        ----------------------------------------------------------------


     The Holder hereby represents and warrants to the Company as follows:

                    1. The Holder has  sufficient  knowledge  and  experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the shares of Common Stock.

                    2. The Holder  understands  that it is purchasing the shares of Common Stock pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or any state securities or Blue Sky laws.

                    3. The Holder is an "accredited investor" as defined in Rule
               501(a) of Regulation D under the Act.



Dated:
      -------------------------

         "Holder"

--------------------------------

By:
   -----------------------------